                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the resale of 625,000 shares of Common Stock of the Company recently issued in connection with consulting and director services provided by Charles S. Arnold, Baraban Securities Incorporated, William T. Walker, Jr. and William N. Silvis for the value of their services to the Corporation, and such other documents as may be required by such authorities.

      I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


      DATED the 18th day of August, 1995.


                 /s/ ERIC J. WERNER
                 __________________________________
                 Eric J. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the resale of 625,000 shares of Common Stock of the Company recently issued in connection with consulting and director services provided by Charles S. Arnold, Baraban Securities Incorporated, William T. Walker, Jr. and William N. Silvis for the value of their services to the Corporation, and such other documents as may be required by such authorities.


      I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


      DATED the 18th day of August, 1995.


                 /s/ MARC L. WERNER
                 __________________________________
                 Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the resale of 625,000 shares of Common Stock of the Company recently issued in connection with consulting and director services provided by Charles S. Arnold, Baraban Securities Incorporated, William T. Walker, Jr. and William N. Silvis for the value of their services to the Corporation, and such other documents as may be required by such authorities.

      I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


      DATED the ___ day of August, 1995.



                 __________________________________
                 Terren S. Peizer

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the resale of 625,000 shares of Common Stock of the Company recently issued in connection with consulting and director services provided by Charles S. Arnold, Baraban Securities Incorporated, William T. Walker, Jr. and William N. Silvis for the value of their services to the Corporation, and such other documents as may be required by such authorities.

      I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


      DATED the 18th day of August, 1995.



                 /s/ WILLIAM T. WALKER, JR.
                 ___________________________
                 William T. Walker, Jr.

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the resale of 625,000 shares of Common Stock of the Company recently issued in connection with consulting and director services provided by Charles S. Arnold, Baraban Securities Incorporated, William T. Walker, Jr. and William N. Silvis for the value of their services to the Corporation, and such other documents as may be required by such authorities.

      I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


      DATED the 18th day of August, 1995.


                 /s/ WILLIAM N. SILVIS
                 __________________________________
                 William N. Silvis